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                                    MAS FUNDS

     Supplement dated February 26, 1999 to the MAS Funds Institutional Class
                        Prospectus dated January 31, 1999


  This supplement provides new and additional information beyond that contained in the Institutional Class Prospectus and should be read in conjunction with the Institutional Class Prospectus.

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On February 25, 1999, the Trustees of MAS Funds (the "Fund") approved a proposal by the Fund's management to liquidate the Mortgage-Backed Securities Portfolio. The decision to liquidate the Portfolio was made primarily due to the operational inefficiencies resulting from the Portfolio's relatively small asset base, coupled with the limited growth opportunities for a stand-alone mortgage fund product within the framework of the Fund's institutional shareholder base.

Shareholders may redeem at any time. On April 29, 1999, all shares of the Portfolio still outstanding will be redeemed by the Fund, and the remaining shareholders will receive a distribution in liquidation of their shares of the Portfolio. In the process of liquidation, the Fund retains the right to impose a liquidation "reserve" should this prove necessary to ensure that the Portfolio will have sufficient cash to handle all redemption requests in an orderly fashion, and to pay for transaction costs and other expenses associated with the liquidation. The imposition of a liquidation reserve will effectively reduce the net asset value per share for redeeming shareholders. Any amount of the liquidation reserve pool remaining after all shareholders have redeemed will be redistributed to those shareholders whose redemptions were subject to the liquidation reserve.



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